                                                                  Exhibit 10.35

                                                                 EXECUTION COPY

               SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT
               ------------------------------------------------

        SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment and Consent") dated as of March 1, 2001, among UBIQUITEL OPERATING COMPANY, a corpora-tion organized and existing under the laws of the State of Delaware (the "Borrower"), UBIQUITEL INC., a corpora-tion organized and existing under the laws of the State of Delaware ("Holdings"), the various banks from time to time party to the Credit Agreement referred to below (the "Banks"), BNP PARIBAS (f/k/a PARIBAS), as Administrative Agent, BNP PARIBAS (f/k/a PARIBAS), as Lead Arranger, BNP PARIBAS (f/k/a PARIBAS), as Participating B Term Loan Bank (as defined herein), GENERAL ELECTRIC CAPITAL CORPORATION, as Participating B Term Loan Bank (as defined herein), FORTIS CAPITAL CORP., as Participating B Term Loan Bank (as defined herein), UVMS I, INC., as Guarantor, UVMS II, INC., as Guarantor, UVMS III, INC., as Guarantor, UVMS IV, INC., as Guarantor, UVMS V, INC., as Guarantor and UVMS VI, INC., as Guarantor. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H:

        WHEREAS, the Borrower, Holdings, the Banks, the Lead Arranger and the Administrative Agent are parties to a Credit Agreement, dated as of March 31, 2000 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

        WHEREAS, subject to the terms and conditions of this Amendment and Consent, the parties hereto wish to amend the Credit Agreement, and the Banks party hereto are willing to grant the consents set forth herein notwithstanding certain covenants contained in the Credit Agreement, in each case as herein provided;

        NOW, THEREFORE, it is agreed:

I.  AMENDMENTS AND CONSENTS TO CREDIT AGREEMENT.

        1. Section 1.01(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.01(b) in lieu thereof:

        "(b) subject to and upon the terms and conditions set forth herein, each Bank with (A) a B Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan (each, an "Initial B Term Loan" and, collectively, the "Initial B Term Loans") and (B) an Incremental B Term Loan Commitment severally agrees to make, on the Second Amendment and Consent Effective Date, a term loan (each, an "Incremental B Term Loan" and, collectively, the "Incremental B Term Loans" and, together with the

     Initial B Term Loans, each, a "B Term Loan" and, collectively, the "B Term Loans") to the Borrower, which B Term Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans; PROVIDED, THAT (x) except as otherwise specifically provided in Section 1.10(b), all B Term Loans comprising the same Borrowing shall at all times be of the same Type and (y) no Eurodollar Loans may be incurred prior to the Syndication Termination Date and (ii) shall not exceed for any Bank, in aggregate principal amount, that amount which equals, with respect to the incurrence by the Borrower of Initial B Term Loans, the B Term Loan Commitment of such Bank and, in connection with the incurrence by the Borrower of Incremental B Term Loans, the Incremental B Term Loan Commitment of such Bank, on each relevant date (before giving effect to any reductions thereto on such date pursuant to Sections 3.03(c)(A)(i), 3.03(c)(A)(ii), 3.03(c)(B)(i) or 3.03(c)(B)(ii) but after giving effect to any reductions thereto on or prior to such date pursuant to Sections 3.03(c)(A)(iii) and 3.03(c)(B)(iii), as applicable). Once repaid, B Term Loans incurred hereunder may not be reborrowed.".

        2. Section 1.05(c) of the Credit Agreement is hereby amended by (x) inserting the text "or an Incremental B Term Loan Commitment, as applicable," immediately following the text "B Term Loan Commitment" appearing in said Section and (y) deleting clauses (ii) and (iii) of said Section in their entirety and inserting the following new clauses (ii) and (iii) in lieu thereof:

        "(ii) be payable to the order of such Bank and be dated the Second Amendment and Consent Effective Date, (iii) be in a stated principal amount equal to the sum of principal amount of the B Term Loans (including Incremental B Term Loans) made by such Bank and outstanding on the Second Amendment and Consent Effective Date (after giving effect to the incurrence of Incremental B Term Loans on such date) (or, in the case of a new B Term Note issued pursuant to Section 1.01(b), the respec-tive B Term Loans evidenced thereby at the time of issuance) and be payable in the principal amount of outstanding B Term Loans evidenced thereby,".

        3. Section 1.07 of the Credit Agreement is hereby amended by deleting the first sentence of said Section in its entirety and inserting the following new sentence in lieu thereof:

        "All Borrowings of Loans (other than Swingline Loans) under this Agreement shall be incurred from the Banks PRO RATA on the basis of their respective A Term Loan Commitments, B Term Loan Commitments, Incremental B Term Loan Commitments (in the case of B Term Loans incurred on the Second Amendment and Consent Effective Date) or Revolving Loan Commitments, as the case may be; PROVIDED, THAT, all Borrowings of Revolving Loans made pursuant to a Mandatory Borrowing shall be incurred by the Borrower from the Banks PRO RATA on the basis of their Percentages.".

        4. Section 3.03(c) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 3.03(c) in lieu thereof:

        "(c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, (A) the Total B Term Loan Commitment (and the B Term Loan

     Commitment of each Bank with such a Commitment) shall (i) be reduced on each date on which a Borrowing of Initial B Term Loans is effected by an amount equal to the amount of such Borrowing of Initial B Term Loans made on such date, (ii) terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of the Initial B Term Loans on such date) and (iii) prior to the termination of the Total B Term Loan Commitment as provided in the preceding clause (ii), be reduced from time to time to the extent required by Section 4.02 and (B) the Total Incremental B Term Loan Commitment (and the Incremental B Term Loan Commitment of each Bank with such a Commitment) shall (i) be reduced on each date on which a Borrowing of Incremental B Term Loans is effected by an amount equal to the amount of such Borrowing of Incremental B Term Loans made on such date, (ii) terminate in its entirety on the Second Amendment and Consent Effective Date (after giving effect to the making of the Incremental B Term Loans on such date) and (iii) prior to the termination of the Total Incremental B Term Loan Commitment as provided in the preceding clause (ii), be reduced from time to time to the extent required by Section 4.02.".

        5. Section 3.03(g) of the Credit Agreement is hereby amended by (x) inserting the text ", Total Incremental B Term Loan Commitment" immediately following the text "Total B Term Loan Commitment" appearing in such Section and
(y) inserting the text ", Incremental B Term Loan Commitment" immediately following the text "B Term Loan Commitment" appearing in said Section.

        6. Section 4.02(A)(c) of the Credit Agreement is hereby amended by (x) inserting the text "(1)" immediately preceding the text "In addition" appearing in said Section and (y) inserting the following new clause (2) at the end of said Section:

        "(2) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02(A), the Borrower shall be required to repay on each date set forth below the principal amount of B Term Loans, to the extent then outstanding, set forth below opposite such date (each such repayment as the same may be reduced as provided in Sections 4.01 and 4.02(B), an "Additional Scheduled B Term Loan Repayment"):


               Additional Scheduled B
              Term Loan Repayment Date                   Amount
              ------------------------                   ------

                  June 30, 2004                         $125,000
                  September 30, 2004                    $125,000
                  December 31, 2004                     $125,000

                  March 31, 2005                        $125,000
                  June 30, 2005                         $125,000
                  September 30, 2005                    $125,000
                  December 31, 2005                     $125,000



                                      -3-


               Additional Scheduled B
              Term Loan Repayment Date                   Amount
              ------------------------                   ------
                  March 31, 2006                        $125,000
                  June 30, 2006                         $125,000
                  September 30, 2006                    $125,000
                  December 31, 2006                     $125,000

                  March 31, 2007                        $125,000
                  June 30, 2007                       $1,875,000
                  September 30, 2007                  $1,875,000
                  December 31, 2007                   $1,875,000

                  March 31, 2008                      $1,875,000
                  June 30, 2008                      $20,500,000
                  September 30, 2008                 $20,500,000".


        7. Section 4.02(A) of the Credit Agreement is hereby amended by inserting new clause (i) immediately following clause (h) appearing in said
Section:

        "(i) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, in the event that the Via Acquisition is not consummated in accordance with Section 9.02(viii) hereof (and in accordance with the Via Acquisition Documents (including, without limitation, the time periods specified therein)) on or prior to December 31, 2001, the Borrower shall prepay the Loans, in an amount equal to $50,000,000, in accordance with the application procedures set forth in
     Section 4.02(B)(a).".

        8. Section 4.05 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section in lieu thereof:

        "Section 4.05. PREPAYMENT PREMIUM. Notwithstanding anything to the contrary set forth herein, each prepayment of B Term Loans pursuant to
     Section 4.01 or Section 4.02 (other than 4.02(A)(c)) shall be accompanied by a prepayment premium in the amount of (x) if such prepayment occurs on or prior to the first anniversary of the Second Amendment and Consent Effective Date, 2.0% of the principal amount then being prepaid and (y) if such prepayment occurs after the first anniversary of the Second Amendment and Consent Effective Date, but on or prior to the second anniversary of the Second Amendment and Consent Effective Date, 1.0% of the principal amount then being prepaid. At any time after the second anniversary of the Second Amendment and Consent Effective Date, the prepayment of B Term Loans shall not be subject to any premium or penalty.".

        9. Section 7.08(a) of the Credit Agreement is hereby amended by (x) inserting the text ", (y) finance Capital Expenditures in connection with the Borrower's build-out of the Via Service Area Network (including, without limitation, the financing of the development, construction, acquisition and installation of additional wireless telecommunication assets associated with the build-out of the PCS Network in the Via Service Area)" immediately at the end of clause (x) appearing in said Section and (y) deleting the text "(y)" appearing in said Section and inserting the text "(z)" in lieu thereof.

        10. Section 7 of the Credit Agreement is hereby amended by inserting the following new Section 7.33 at the end of said Section:

        "7.33 VIA ACQUISITION; SPECTRUM SALE; MEMBER CONTRIBUTIONS. Immediately following the consummation of the Via Acquisition, the Spectrum Sale and the Member Contributions, respectively, in accordance with Section 9.02(viii) and any other applicable provision of this Agreement, all aspects of the Via Acquisition, the Spectrum Sale and the Member Contributions shall have been effected in accordance with the Via Acquisition Documents, the Spectrum Sale Documents and all applicable law. At the time of the consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to consummate the Via Acquisition, the Spectrum Sale and the Member Contributions (including, without limitation, the FCC) shall have been obtained, given, filed or taken and are in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents or imposes material adverse conditions upon the consummation of the Via Acquisition, the Spectrum Sale or the Member Contributions. Additionally, at the time of the consummation thereof, there shall not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the consummation of the Via Acquisition, the Spectrum Sale or the Member Contributions. Prior to, or concurrently with, the consummation of the Via Acquisition, the Spectrum Sale and the Member Contributions, the Borrower, Holdings and any of their respective Subsidiaries, as applicable, shall have obtained any and all required consents, authorizations, and waivers from Sprint Spectrum L.P. or any of its Affiliates, to the extent required. The consummation of the Via Acquisition, the Spectrum Sale and the Member Contributions shall not violate, in any such case, any agreement, contract, mortgage or other document to which Via, its Members or any of their Affiliates is a party.".

        11. Section 8 of the Credit Agreement is hereby amended by inserting the following new Sections 8.21 and 8.22 immediately at the end of said Section:

        "8.21 VIA ACQUISITION; SPECTRUM SALE; MEMBER CONTRIBUTIONS. Immediately following the consummation of the Via Acquisition, the Spectrum Sale and the Member Contributions, respectively, as contemplated in Section 9.02(viii) or otherwise in this Agreement, the Borrower, Holdings and/or any of their respective Subsidiaries, as applicable, shall have complied or will comply, as applicable, with Section 8.17 hereof and shall have delivered any additional documents that may be necessary or reasonably requested pursuant to said Section, the Security Agreement and/or the Pledge Agreement.

     In addition, the Borrower, Holdings and/or any of their respective Subsidiaries, as applicable, shall have deposited all cash proceeds (net of any expenses incurred in connection with such Spectrum Sale) received by such Person in connection with the Spectrum Sale into the Escrow Account, in accordance with this Agreement and the Escrow Agreement (together with any proceeds received pursuant to a Borrowing hereunder, which shall have been deposited into the Escrow Account in accordance with this Agreement and the Escrow Agreement).

        8.22  SPECTRUM SALE.  In addition to the matters set forth in Section
     8.21 herein, the Borrower, Holdings and/or any of their respective Subsidiaries shall consummate the Spectrum Sale, pursuant to the Spectrum Sale Documents, no later than December 31, 2001."

        12. Section 9.02 of the Credit Agreement is hereby amended by (x) deleting the text "and" appearing at the end of clause (vi) of said Section,
(y) deleting the period appearing at the end of clause (vii) appearing in said Section and inserting the text ";" in lieu thereof and (z) inserting the following new clauses (viii), (ix) and (x) following clause (vii) appearing in said Section:

        "(viii) the Borrower, Holdings and/or any of their respective Subsidiaries may acquire 100% of the limited liability interests of Via (by means of a transaction structured in a manner satisfactory to the Administrative Agent and the Required Banks) (the "Via Acquisition"); PROVIDED, THAT, (a) the Borrower shall have, on the Second Amendment and Consent Effective Date, incurred all of the Incremental B Term Loans, (b) the Via Acquisition Documents shall not have been amended, modified and/or supplemented, in any material respect, without the prior written consent of the Required Banks, (c) the Borrower shall have duly authorized, executed and delivered the Spectrum Sale Documents and the Spectrum Sale Documents shall be in full force and effect (and shall have been duly authorized, executed and delivered by each other counterparty thereto as of the Via Acquisition Date), (d) in connection with the Via Acquisition, the Borrower, Holdings or any of their respective Subsidiaries shall not have assumed any additional Indebtedness and any and all Indebtedness of Via existing immediately prior to the Via Acquisition Date shall have been fully repaid, (e) after September 30, 2000 and on or prior to the Via Acquisition Date, Via and/or the Borrower shall have received cash proceeds of at least $8,700,000 from the Members as an equity contribution to such Person (the "Member Contributions"), (f) the Administrative Agent shall have completed its legal and environmental due diligence with respect to the Via Acquisition and shall be reasonably satisfied with the results thereof (in its reasonable discretion), (g) immediately prior to the Via Acquisition Date, or immediately following the consummation of the Via Acquisition, no event shall have occurred that could reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities (contingent or otherwise), operations, properties, condition (financial or otherwise), solvency or prospects of the Borrower, Holdings and their respective Subsidiaries or Via and its Subsidiaries, (h) on or prior to the Via Acquisition Date, the Borrower, Holdings and each of their respective Subsidiaries, to the extent required, shall have obtained all of the consents, authorizations and approvals described in Section 7.33 hereof (including, without limitation, any and all consents, approvals and authorizations required from the FCC and Sprint Spectrum L.P. and its Affiliates) and shall have taken any other action required to be taken hereunder and in accordance with applicable law in connection with the Via Acquisition; PROVIDED, THAT, any FCC approvals required in connection with the Spectrum Sale need not be obtained on or prior to the Via Acquisition Date (unless the consummation of the Spectrum Sale is to be effected on such date) but, in any event, the Borrower, Holdings and each of their respective Subsidiaries shall obtain such approvals prior to the consummation of the Spectrum Sale, (i) on or prior to the Via Acquisition Date, the Borrower shall have entered into the Sprint Agreement Amendment (as defined herein), (j) on or prior to the Via Acquisition Date, any dispute, lawsuit, arbitration or any other similar proceeding between the Borrower, Holdings or any of their respective Subsidiaries and Sprint Spectrum L.P. or any of its Affiliates shall have been duly resolved, dismissed and released, in a manner satisfactory to the Required Banks and, as of the Via Acquisition Date, there shall not be existing any dispute, lawsuit, arbitration or any similar proceedings between such parties, (k) on or prior to the Via Acquisition Date, Holdings shall have received the approval of its shareholders for the issuance of the common stock as consideration for the Via Acquisition, (l) on the Via Acquisition Date and concurrently with the consummation thereof, and to the extent that Via shall remain a Subsidiary of Holdings, the Borrower or any of their respective Subsidiaries following the consummation thereof (or to the extent the Borrower, Holdings or any of their respective Subsidiaries shall hold the limited liability interests of Via following the Via Acquisition Date), the Borrower shall have caused Via and its Subsidiaries (as applicable) to comply with clauses (ii), (iii) and (iv) of Section
     9.20 of the Credit Agreement as of such date and (m) Sprint Spectrum L.P. and any relevant Affiliate thereof shall have entered into an amendment to the Consent and Agreement, in connection with the Via Acquisition, satisfactory to the Administrative Agent;

        (ix) the Borrower may enter into sale-leaseback transactions, from time to time, so long as (A) no Default or Event of Default then exists or would result therefrom, (B) each such sale-leaseback transaction is structured in a form, scope and substance reasonably satisfactory to the Administrative Agent, (C) such sale-leaseback transaction relates solely to (1) the Tower Sites currently or subsequently owned by the Borrower and used for the operation and maintenance of the Service Area Network and/or
     (2) the office building owned, as of the Second Amendment Effective Date, by Via and located at 6781 N. Palm Avenue, Fresno, California, (D) such sale-leaseback transactions, either individually or in the aggregate, do not result, or could not be reasonably expected to result, in the Borrower, Holdings or any of their respective Subsidiaries having to pay a material amount of taxes that would not otherwise be payable had such sale-leaseback transactions not been consummated, (E) the consideration received by the Borrower therefor consists solely of cash and (F) the Net Sale Proceeds therefrom are applied as (and to the extent) required by
     Section 4.02; and

        (x) the Borrower may consummate the Spectrum Sale in accordance with the Spectrum Sale Documents and the provisions of this Agreement and, so long as no

     Default or Event of Default then exists, may use the proceeds of such sale for the purposes set forth in Section 7.08 and shall not be required to apply such proceeds in accordance with Section 4.02(A)(f); PROVIDED, THAT, such proceeds are deposited and subsequently utilized in the manner provided in Section 8.21 hereof."

        13. Section 9.04 of the Credit Agreement is hereby amended by inserting the text "or any tower or communication site company, in any case," immediately following the text "Spectrasite" appearing in said Section.

        14. Section 9.06 of the Credit Agreement is hereby amended by (x) deleting the text "and" appearing at the end of clause (viii), (y) inserting the text "and" at the end of clause (ix) and (z) inserting the following new clause (x) at the end of said Section:

        "(x) the Borrower may make the Subordinated Loans to Via, on and after the Second Amendment and Consent Effective Date and prior to the Via Acquisition Date, pursuant to, and in accordance with, the Subordinated Loan Agreement; PROVIDED, THAT, (A) the incurrence of such Subordinated Loans by Via shall not violate or otherwise conflict with the terms and provisions of any debt agreement, contract, mortgage, security agreement or other agreement to which Via, its Members or any of its Affiliates is a Party" and (B) the aggregate amount of all Subordinated Loans made by the Borrower pursuant to the Subordinated Loan Agreement shall not exceed $25,000,000 at any time."

        15. Section 9.08 of the Credit Agreement shall be amended by (x) inserting the text "(1)" immediately preceding the text "Holdings" appearing at the beginning of clause (a) of said Section and (y) inserting the following new clause (2) immediately at the end of clause (a) appearing in said Section:

        "(2)  Notwithstanding anything to the contrary contained in clause
     (a)(1) above, to the extent that the Via Acquisition is consummated in accordance with Section 9.02(viii), Holdings, on and after the Via Acquisition Date, will not, and will not permit any of its Subsidiaries to, make or commit to make any Capital Expenditures, except that the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount thereof does not exceed during any period or fiscal year set forth below the amount set forth below opposite such date:


            Fiscal Year Ended                                Amount
            -----------------                                ------

           Via Acquisition Date - December 31, 2001       $140,000,000
           December 31, 2002                                40,000,000
           December 31, 2003                                40,000,000
           December 31, 2004                                40,000,000
           December 31, 2005                                45,000,000
           December 31, 2006 and
           each fiscal year thereafter                      35,000,000".


        16. Section 9.12 of the Credit Agreement is hereby amended by (x) inserting the text "(a)" immediately following the text "Holdings" appearing at the beginning of said Section and (y) inserting the following new clause (b) at the end of said Section:

        "(b) Notwithstanding anything to the contrary set forth in clause (a) above, in the event that the Via Acquisition is consummated in accordance with Section 9.02(viii), on and after the Via Acquisition Date, Holdings will cause the Borrower not to permit, and the Borrower will not permit, on the last day of any period ending on or after any date set forth below, Covered Pops as a percentage of the total number of Pops in the Service Area to be less than the percentage set forth opposite such date below:


            Fiscal Quarter Ended                             Percentage
            --------------------                             ----------

            March 31, 2001                                      40.0%
            June 30, 2001                                       47.0%
            September 30, 2001                                  50.0%
            December 31, 2001                                   52.5%
            March 31, 2002                                      55.0%
            June 30, 2002                                       55.0%
            September 30, 2002                                  55.0%
            December 31, 2002                                   55.0%
            March 31, 2003                                      57.0%
            June 30, 2003                                       57.0%
            September 30, 2003                                  57.0%
            December 31, 2003                                   57.0%
            March 31, 2004                                      60.0%
            June 30, 2004                                       60.0%
            September 30, 2004 and
            each fiscal quarter thereafter                      60.0%".


        17. Section 9.13(A) of the Credit Agreement is hereby amended by (x) inserting the text "(1)" immediately preceding the text "Holdings" appearing at the beginning of said Section and (y) inserting the following new clause (2) at the end of said Section:

        "(2)  Notwithstanding anything to the contrary set forth in clause
     (A)(1) above, in the event that the Via Acquisition is consummated in accordance with Section 9.02(viii), on and after the Via Acquisition Date, Holdings will cause the Borrower not to permit, and the Borrower will not permit, the ratio of Consolidated Indebtedness as at the end of any fiscal quarter ended on a date set forth below to Consolidated EBITDA for the period (taken together as one accounting period) of four consecutive fiscal quarters ended on such date, to be greater than the ratio set forth opposite such date below:


            Fiscal Quarter Ended                             Ratio
            --------------------                             -----

             December 31, 2003                             16.00:1.00


                                      -9-



             March 31, 2004                                10.50:1.00
             June 30, 2004                                 8.75:1.00
             September 30, 2004                            7.25:1.00
             December 31, 2004 - June 30, 2006             4.25:1.00
             September 30, 2006 and
             each fiscal quarter thereafter                3.00:1.00".


        18. Section 9.13(B) of the Credit Agreement is hereby amended by (x) inserting the text "(1)" immediately preceding the text "Holdings" appearing at the beginning of said Section and (y) inserting the following new clause (2) at the end of said Section:

        "(2)  Notwithstanding anything to the contrary set forth in clause
     (B)(1) above, in the event that the Via Acquisition is consummated in accordance with Section 9.02(viii), on and after the Via Acquisition Date, Holdings will cause the Borrower not to permit, and the Borrower will not permit, the ratio of Consolidated Indebtedness as at the end of any fiscal quarter ended on a date set forth below to Adjusted Consolidated EBITDA for the period (taken together as one accounting period) of four consecutive fiscal quarters ended on such date, to be greater than the ratio set forth opposite such date below:


            Fiscal Quarter Ended                             Ratio
            --------------------                             -----

             September 30, 2002                            14.00:1.00
             December 31, 2002                             10.75:1.00
             March 31, 2003                                 8.50:1.00
             June 30, 2003                                  6.50:1.00
             September 30, 2003                             5.25:1.00
             December 31, 2003                              4.75:1.00
             March 31, 2004                                 4.00:1.00
             June 30, 2004                                  3.75:1.00
             September 30, 2004 and
             each fiscal quarter thereafter                 3.50:1.00".


        19. Section 9.13(C) of the Credit Agreement is hereby amended by (x) inserting the text "(1)" immediately preceding the text "Holdings" appearing at the beginning of said Section and (y) inserting the following new clause (2) at the end of said Section:

        "(2)  Notwithstanding anything to the contrary set forth in clause
     (C)(1) above, in the event that the Via Acquisition is consummated in accordance with Section 9.02(viii), on and after the Via Acquisition Date, Holdings will cause the Borrower not to permit, and the Borrower will not permit, the ratio of Consolidated Senior Indebtedness as at the end of any fiscal quarter ended on a date set forth below to Consolidated EBITDA for the period (taken together as one accounting period) of four consecutive fiscal quarters ended on such date, to be greater than the ratio set forth opposite such date below:


            Fiscal Quarter Ended                             Ratio
            --------------------                             -----


                                      -10-


             December 31, 2003                              7.75:1.00
             March 31, 2004                                 5.00:1.00
             June 30, 2004                                  4.00:1.00
             September 30, 2004 - June 30, 2005             3.25:1.00
             September 30, 2005 and
             each fiscal quarter thereafter                 2.50:1.00".


        20. Section 9.13(D) of the Credit Agreement is hereby amended by (x) inserting the text "(1)" immediately preceding the text "Holdings" appearing at the beginning of said Section and (y) inserting the following new clause (2) at the end of such Section:

        "(2)  Notwithstanding anything to the contrary set forth in clause
     (D)(1) above, in the event that the Via Acquisition is consummated in accordance with Section 9.02(viii), on and after the Via Acquisition Date, Holdings will cause the Borrower not to permit, and the Borrower will not permit, the ratio of Consolidated Senior Indebtedness as of the end of any fiscal quarter ended on a date set forth below to Adjusted Consolidated EBITDA for the period (taken together as one accounting period) of four consecutive fiscal quarters ended on such date, to be greater than the ratio set forth apposite such date below:


            Fiscal Quarter Ended                             Ratio
            --------------------                             -----

            September 30, 2002                             7.25:1.00
            December 31, 2002                              5.50:1.00
            March 31, 2003                                 4.25:1.00
            June 30, 2003                                  3.25:1.00
            September 30, 2003                             2.75:1.00
            December 31, 2003                              2.25:1.00
            March 31 2004 and
            each fiscal quarter thereafter                 2.00:1.00".


        21. Section 9.14 of the Credit Agreement is hereby amended by (x) inserting the text "(a)" immediately preceding the text "Holdings" appearing at the beginning of said Section and (y) inserting the following new clause (b) at the end of such Section:

        "(b) Notwithstanding anything to the contrary set forth in clause (a) above, in the event that the Via Acquisition is consummated in accordance with Section 9.02(viii), on and after the Via Acquisition Date, Holdings will cause the Borrower not to permit, and the Borrower will not permit, its Consolidated Revenues for any period of four consecutive fiscal quarters ending on a date set forth below (or, if less, the number of fiscal quarters commenced after December 31, 2000) to be less than the number set forth opposite such date set forth below:


            Fiscal Quarter Ended                             Amount
            --------------------                             ------


                                      -11-


             March 31, 2001                                $11,000,000
             June 30, 2001                                  26,500,000
             September 30, 2001                             47,500,000
             December 31, 2001                              76,000,000
             March 31, 2002                                100,000,000
             June 30, 2002                                 120,000,000
             September 30, 2002                            143,000,000
             December 31, 2002                             164,000,000
             March 31, 2003                                185,000,000
             June 30, 2003                                 206,000,000
             September 30, 2003                            232,000,000
             December 31, 2003                             258,000,000
             March 31, 2004                                278,000,000
             June 30, 2004                                 300,000,000
             September 30, 2004                            330,000,000
             December 31, 2004                             360,000,000".


        22. Section 9.15 of the Credit Agreement is hereby amended by (x) inserting the text "(a)" immediately preceding the text "Holdings" appearing at the beginning of said Section, (y) deleting the text "28,500" appearing in said Section and inserting the text "21,000" in lieu thereof and (z) inserting the following new clause (b) at the end of said Section:

        "(b) Notwithstanding anything to the contrary set forth in clause (a) above, in the event that the Via Acquisition is consummated, on and after the Via Acquisition Date, Holdings will cause the Borrower not to permit, and the Borrower will not permit, the number of its Subscribers at the end of any fiscal quarter ended on or after a date set forth below to be less than the number of Subscribers set forth opposite such date set forth below:


            Fiscal Quarter Ended                             Amount
            --------------------                             ------

            March 31, 2001                                   50,000
            June 30, 2001                                    75,000
            September 30, 2001                              102,000
            December 31, 2001                               150,000
            March 31, 2002                                  175,000
            June 30, 2002                                   200,000
            September 30, 2002                              230,000
            December 31, 2002                               270,000
            March 31, 2003                                  300,000
            June 30, 2003                                   330,000
            September 30, 2003                              365,000
            December 31, 2003                               400,000
            March 31, 2004                                  425,000
            June 30, 2004                                   455,000
            September 30, 2004                              490,000


                                      -12-


            December 31, 2004                               530,000".


        23. The definition of "B Term Loan Facility" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "and the Total Incremental B Term Commitment" at the end of said definition.

        24. The definition of "Term Loan Commitment" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing in said Section and inserting a comma in lieu thereof and (ii) inserting the text "and the Incremental B Term Commitment" immediately after the text "B Term Loan Commitment" appearing in said definition.

        25. The definition of "Total Capital" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "; PROVIDED, THAT, in the event that the Via Acquisition is consummated in accordance with Section 9.02(viii), Total Capital shall also include (i) any and all cash proceeds received by the Borrower pursuant to the Spectrum Sale, (ii) any and all cash proceeds received by Via and/or the Borrower in connection with the Member Contributions, (iii) any and all other cash equity proceeds (the "Other Equity Proceeds") received by Via (other than the Member Contributions or the Converted Loans), prior to the Via Acquisition Date, from the Members; and (iv) the aggregate principal amount of any loans made by the Members to Via, prior to the Via Acquisition Date, which were repaid solely with the common stock of Holdings (the "Converted Loans"); PROVIDED, THAT, the aggregate amount of the Other Equity Proceeds and Converted Loans, to be included in this definition pursuant to clauses (iii) and (iv) herein, in accordance with the terms hereof, shall not exceed at any time $49,000,000" immediately preceding the period appearing in such definition.

        26. The definition of "Sprint Agreements" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", the Via Sprint Agreements" immediately preceding the text "and all other contracts" appearing in said definition.

        27. The definition of "Sprint License Agreements" appearing in Section 11 of the Credit Agreement is hereby amended by deleting each reference to "September __, 1998" appearing in said definition and inserting the text "October 15, 1998" in lieu thereof.

        28.  The definition of "Sprint Management Agreement" appearing in
Section 11 of the Credit Agreement is hereby amended by deleting the text "September __, 1998" appearing in said definition and inserting the text "October 15, 1998" in lieu thereof.

        29. Section 11 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

        "Additional Scheduled B Term Loan Repayment" shall have the meaning set forth in Section 4.02(A)(c)(2).

        "Converted Loans" shall have the meaning provided in the definition of Total Capital.

        "Existing B TL Borrowing" shall have the meaning provided in Section 13.18.

        "Existing B TL Eurodollar Borrowing" shall have the meaning provided in
Section 13.18.

        "Guarantor" shall mean each of Holdings and each Subsidiary of Holdings that is required to execute a Guaranty pursuant to Section 5.20 or 9.20.

        "Incremental B Term Loan Commitment" shall mean, with respect to each Bank, the amount, if any, set forth opposite such Bank's name in Annex I to the Second Amendment and Consent directly below the column entitled "Incremental B Term Commitment", as the same may be terminated or reduced pursuant to Sections
3.02 and 3.03.

        "Incremental B Term Loans" shall mean B Term Loans made by any Bank pursuant to its Incremental B Term Commitment on the Second Amendment and Consent Effective Date in accordance with Section 1.01(b).

        "Initial B Term Loans" shall have the meaning set forth in Section 1.01(b).

        "Members" shall mean each of, or all of, as the context shall require, Central Valley Cellular, Inc., Ponderosa Cellular 4, Inc., Personal Communications Service, Inc., Pinnacles PCS, Inc., Kerman Communication Technologies, Inc. and Delmar Williams & Associates, L.P.

        "Member Contribution" shall have the meaning provided in Section 9.02(viii).

        "Merger Agreement" shall mean that certain Merger Agreement, dated as of February 22, 2001, among Holdings, the Borrower, Via, the Members and certain other parties named therein.

        "Other Equity Proceeds" shall have the meaning provided in the definition of Total Capital.

        "Participating B Term Loan Bank" shall mean each Bank which has an Incremental B Term Commitment on the Second Amendment and Consent Effective Date (immediately prior to the extensions of credit on such date).

        "Second Amendment and Consent" shall mean the Second Amendment and Consent to this Agreement, dated as of March 1, 2001.

        "Second Amendment and Consent Effective Date" shall have the meaning provided in the Second Amendment and Consent.

        "Spectrum Sale" shall mean the sale by the Borrower, Holdings or any of their respective Subsidiaries of certain non-essential assets of Via, which sale shall (i) be consummated on or prior to December 31, 2001, (ii) result in the receipt by the Borrower of net cash proceeds of at least $50,000,000 and (iii) be consummated pursuant to the Spectrum Sale Documents.

        "Spectrum Sale Documents" shall mean the relevant agreements entered into by the Borrower, Holdings or any of their respective Subsidiaries in connection with the Spectrum Sale, which documents shall be in form, scope and substance satisfactory to the Administrative Agent and the Required Banks (including, without limitation, the type of assets sold thereunder).

        "Sprint Agreement Amendment" shall have the meaning provided in the Second Amendment and Consent.

        "Subordinated Loan Agreement" shall mean that certain Revolving Credit Loan Agreement, dated as of February 22, 2001, between the Borrower and Via.

        "Subordinated Loans" shall mean any and all loans made by the Borrower from time to time pursuant to, and in accordance with, the Subordinated Loan Agreement.

        "Total Incremental B Term Commitment" shall mean the sum of the Incremental B Term Loan Commitments of each of the Banks.

        "Via" shall mean Via Wireless, LLC, a limited liability company organized and existing under the laws of the State of California.

        "Via Acquisition" shall have the meaning provided in Section 9.02(viii).

        "Via Acquisition Date" mean that certain date upon which the Via Acquisition is consummated in accordance with the Merger Agreement and the other Via Acquisition Documents.

        "Via Acquisition Documents" shall mean the Merger Agreement and any other agreement entered into by the Borrower, Holdings and any of their respective Subsidiaries in connection with the Via Acquisition.

        "Via License" means the PCS license(s) issued by the FCC described on the Service Area Exhibit to the Via Sprint Affiliation Agreement.

        "Via Service Area" shall mean the geographic area described in the Service Area Exhibit to the Via Sprint Affiliation Agreement (including, without limitation, areas located in Fresno, California, Merced, California, Modesto, California, Stockton, California, Visalia, California and Bakersfield, California), except that the term does not include any of certain new areas that, prior to the consummation of the Via Acquisition, Via, or following the Via Acquisition Date, the Borrower, chooses not to build out pursuant to Section [2.5] of the Via Sprint Affiliation Agreement.

        "Via Service Area Network" shall mean the network and business activities managed by, prior to the Via Acquisition Date, Via and, on and after the Via Acquisition

Date, the Borrower, under the Via Management Agreement in the Service Area under the Via License.

        "Via Services Agreement" shall mean the Sprint PCS Services Agreement, dated as of January, 1999, between Sprint Spectrum L.P. and Via, as amended, modified or supplemented from time to time in accordance with the term hereof.

        "Via Sprint Affiliation Agreement" shall mean the Sprint PCS Affiliation Agreement, dated as of January, 1999, between Sprint Spectrum L.P. and Via, as amended, modified or supplemented from time to time in accordance with the terms hereof.

        "Via Sprint Agreements" shall mean each of, or all of, as the context shall require, the Via Services Agreement, the Via Sprint License Agreements and the Via Sprint Affiliation Agreement.

        "Via Sprint License Agreements" shall mean collectively (i) the Sprint Trademark and Service Mark License Agreement, dated as of January, 1999, between Sprint Communications Company, L.P. and Via, as amended, modified or supplemented from time to time in accordance with the terms hereof and (ii) the License Partitioning/Disaggregation Agreement, dated as of January 29, 1999, between Cox Communications PCS, L.P. and Via, as amended, modified or supplemented from time to time in accordance with the terms hereof.

        30. Section 13 of the Credit Agreement is hereby amended by inserting the following new Section 13.18 immediately after Section 13.17 appearing therein:

        "13.18 INCREMENTAL B TERM LOANS; ETC. Notwithstanding anything to the contrary contained elsewhere in this Agreement, each of the Banks and the Borrower hereby agrees that: (i) Borrowings of B Term Loans outstand-ing immediately prior to the occur-rence of the Second Amendment and Consent Effective Date (each, an "Existing B TL Borrowing") shall remain outstanding (subject to adjustment as provided in clause (ii) below) immedi-ately after the occur-rence of the Second Amendment and Consent Effective Date and, in the case of any such Borrowing which is maintained as a Borrowing of Eurodollar Loans, the Interest Period with respect thereto shall terminate as originally scheduled, (ii) the aggregate principal amount of Incremental B Term Loans made on the Second Amendment and Consent Effective Date shall be added to (and thereafter consti-tute part of) the Existing B TL Borrowings in such a manner so that each Existing B TL Borrowing shall be increased by its PRO RATA share (tak-ing a fraction the numerator of which is the amount of such Existing B TL Borrowing before giving effect to the adjustments pursuant to this clause
     (ii) and the denominator of which is the aggregate principal amount of all such Existing B TL Borrowings) of the aggre-gate principal amount of Incremental B Term Loans being made on the Second Amendment and Consent Effective Date; PROVIDED THAT in the case of each Existing B TL Borrowing which is a Borrowing of Eurodollar Loans which is then subject to an Interest Period which began prior to, but ends after, the Second Amendment and Consent Effective Date

     (each, an "Existing B TL Eurodollar Borrowing"), the increased amount of such Borrowing as provided pursuant to this clause (ii) (and only the increase as provided by the various Participating B Term Loan Banks) shall be maintained as Base Rate Loans bearing interest as other-wise provided in Section 1.08 until the end of the Interest Period applicable to the respec-tive Existing B TL Eurodollar Borrowing on the Second Amendment and Consent Effective Date or until such other time satisfactory to the Administrative Agent (follow-ing which time the respective Borrowing shall be maintained or converted into one or more Borrowings of the same Type of Loans as is otherwise required in this Agreement), and (iii) the Borrower shall take all action as may be necessary so that each Borrowing of B Term Loans shall promptly, except as otherwise provided in this Agreement and without regard to this Section 13.18, be of the same Type and have the same Interest Period (including, without limitation, paying any and all applicable breakage costs associated therewith).

        31.  Notwithstanding anything to the contrary set forth in Section 9.16
(vii) of the Credit Agreement, the Banks party hereto hereby agree that (A) the Borrower and Holdings may (A) enter into an amendment to the Sprint Management Agreement with Sprint Spectrum L.P. (the "Sprint Agreement Amendment"); PROVIDED, THAT, (i) the Sprint Agreement Amendment is entered into for the sole purpose of adding the Via Service Area to the Service Area contemplated in the Sprint Management Agreement immediately prior to the Second Amendment and Consent Effective Date, (ii) the form, scope and substance of the Sprint Agreement Amendment shall be satisfactory to the Administrative Agent and the Required Banks, (iii) such Sprint Agreement Amendment shall be entered into solely in connection with the Via Acquisition and shall be in full force and effect prior to the Via Acquisition Date and (iv) prior to or concurrently with the effectiveness of such Sprint Agreement Amendment, the Via Sprint Affiliation Agreement is terminated and (B) Holdings may amend its Articles of Incorporation for the sole purpose (and with the sole effect) of increasing the aggregate amount of authorized common stock of the Borrower from 100,000,000 to 240,000,000.

II.  MISCELLANEOUS PROVISIONS.

        1. In order to induce the Banks to enter into this Amendment and Consent, the Borrower hereby represents and warrants that:

        (a) no Default or Event of Default exists as of the Second Amendment and Consent Effective Date, both before and after giving effect to this Amendment and Consent; and

        (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Second Amendment and Consent Effective Date, both before and after giv-ing effect to this Amendment and Consent, with the same effect as though such represen-tations and warranties had been made on and as of the Second Amendment and Consent Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

        2. This Amendment and Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        3. This Amendment and Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instru-ment. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

        4. THIS AMENDMENT AND CONSENT AND THE RIGHTS AND OBLIGA-TIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        5. This Amendment and Consent shall become effective on the date (the "Second Amendment and Consent Effective Date") when each of the following conditions shall have been satisfied:

        (i) the Administrative Agent shall have received for the account of each Participating B Term Loan Bank the appropriate B Term Note, in the amount, maturity and otherwise as provided in this Amendment and Consent and Section 1.05(c) of the Credit Agreement;

        (ii) the Administrative Agent shall have received from each Credit Party certified copies of resolutions of the Board of Directors of such Credit Party with respect to the matters set forth in this Amendment and Consent and such resolutions shall be satisfactory to the Administrative Agent;

        (iii) the Administrative Agent shall have received from Greenberg Traurig LLP, special New York counsel to the Credit Parties, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Banks and dated the Second Amendment and Consent Effective Date in form and substance satis-factory to the Administrative Agent, and covering such matters incident to this Amendment and Consent as the Administrative Agent may reasonably request;

        (iv) the Borrower shall have paid to the Administrative Agent such fees as may have been otherwise agreed to in writing among such parties; and

        (v) the Borrower, Holdings, each Guarantor, the Required Banks and each Participating B Term Loan Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

        6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the Incremental B Term Loans) shall be fully guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Pledge Agreement and the Security Agreement.

        7. From and after the Second Amendment and Consent Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

        8. In addition to the representations and warranties made pursuant to preceding Section 1, and in order to induce the Banks to enter into this Amendment and Consent, the Borrower hereby represents and warrants that (i) attached hereto are updated Schedules II, V, VI, VII, VIII, IX and X to the Credit Agreement, which Schedules attached hereto are in each case true and correct (based upon the representations and warranties made in the Credit Agreement) as if such Schedules were prepared, and representation and warranty were made, as of the Second Amendment and Consent Effective Date and (ii) attached hereto are revised Annexes to the Security Agreement and Pledge Agreement which correspond to the Annexes attached to the Security Agreement and Pledge Agreement, which Annexes attached hereto are in each case true and correct (based upon the representations and warranties contained in the Security Agreement or Pledge Agreement, as the case may be) as if the respective Annexes were prepared, and representation and warranty were made, as of the Second Amendment and Consent Effective Date.


                               *      *      *

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment and Consent to be duly executed and delivered as of the date first above written.

                                 UBIQUITEL OPERATING COMPANY,
                                 as Borrower


                                 By:
                                    -----------------------------------
                                    Name:  Donald A. Harris
                                    Title: President and Chief Executive Officer


                                 BNP PARIBAS,
                                 Individually, as Administrative Agent,
                                 as Lead Arranger and as Participating
                                 B Term Loan Bank


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                 FORTIS CAPITAL CORP.,
                                 as Bank and as Participating B Term
                                 Loan Bank


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:

                                 PNC BANK, NATIONAL ASSOCIATION
                                 as Bank


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                 WESTDEUTSCHE LANDESBANK
                                 GIROZENTRALE, NEW YORK BRANCH,
                                 as Bank


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                 BAYERISCHE LANDESBANK
                                 GIROZENTRALE,
                                 as Bank


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                 CITY NATIONAL BANK,
                                 as Bank


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:

                                 BANK OF TOKYO-MITSUBISHI TRUST
                                 COMPANY,
                                 as Bank


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                 THE CIT GROUP/EQUIPMENT FINANCING, INC., as Bank


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                 IBM CREDIT CORPORATION,
                                 as Bank


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                 LIBERTY-STEIN ROE ADVISOR FLOATING
                                 RATE ADVANTAGE FUND,
                                 as Bank


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:

                                 RFC CAPITAL CORPORATION,
                                 as Bank


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                 STEIN ROE FLOATING RATE LIMITED
                                 LIABILITY COMPANY,
                                 as Bank


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                 KEYPORT LIFE INSURANCE COMPANY,
                                 as Bank


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                 COAST BUSINESS CREDIT,
                                 as Bank


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                 CARAVELLE INVESTMENT FUND, LLC


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:

                                 DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                 GALAXY CLO 1999-1, Ltd.


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:

                                 KZH SOLEIL LLC


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


                                 KZH SOLEIL-2 LLC


                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:


ADDRESS FOR NOTICES:             GENERAL ELECTRIC CAPITAL
120 Long Ridge Road              CORPORATION,
Stamford, CT 06927               as Participating B Term Loan Bank
Attention: Manager, Telecom
Portfolio
Telephone: 203-357-6859
Facsimile: 203-961-2194          By:
                                    -----------------------------------
                                    Name:
                                    Title:

    Each of the undersigned, each being a Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Amendment and Consent, hereby consents to the entering into of the Amendment and Consent and agrees to the provisions thereof (including, without limitation, Sections 6 and 7 of Part II thereof).


                                 UBIQUITEL INC.,
                                 as Guarantor


                                 By:
                                    -----------------------------------
                                    Name:  Donald A. Harris
                                    Title: President and Chief Executive Officer

                                 UVMS I, INC.,
                                 as Guarantor


                                 By:
                                    -----------------------------------
                                    Name:  Donald A. Harris
                                    Title: President and Chief Executive Officer


                                 UVMS II, INC.,
                                 as Guarantor


                                 By:
                                    -----------------------------------
                                    Name:  Donald A. Harris
                                    Title: President and Chief Executive Officer


                                 UVMS III, INC.,
                                 as Guarantor


                                 By:
                                    -----------------------------------
                                    Name:  Donald A. Harris
                                    Title: President and Chief Executive Officer

                                 UVMS IV, INC.,
                                 as Guarantor


                                 By:
                                    -----------------------------------
                                    Name:  Donald A. Harris
                                    Title: President and Chief Executive Officer


                                 UVMS V, INC.,
                                 as Guarantor


                                 By:
                                    -----------------------------------
                                    Name:  Donald A. Harris
                                    Title: President and Chief Executive Officer


                                 UVMS VI, INC.,
                                 as Guarantor


                                 By:
                                    -----------------------------------
                                    Name:  Donald A. Harris
                                    Title: President and Chief Executive Officer

                                                                         ANNEX I
                                                                         -------


                                                       INCREMENTAL
                                                       B TERM LOAN
             BANKS                                     COMMITMENT
             -----                                     -----------

             BNP PARIBAS                               $15,000,000.00

             FORTIS CAPITAL CORP.                      $10,000,000.00

             GENERAL ELECTRIC CAPITAL CORPORATION      $25,000,000.00


             Total:                                    $50,000,000.00
